EXHIBIT 10.1

EMPLOYMENT AGREEMENT
September 2, 2021
NAME:
Andrew Tometich
[ REDACTED ]
[ REDACTED ]
The parties to this Employment Agreement (“Agreement”) are

Andrew Tometich (“You”

or the “Executive”) and
Quaker

Chemical

Corporation,

d/b/a

Quaker

Houghton,

a

Pennsylvania

corporation

(“Quaker

Houghton”

or

the
“Company”).
You

are hereby

appointed as

the Company’s

Chief Executive

Officer and

President effective

December 1,

2021
with an anticipated start date of on or about October 11, 2021.

NOW THEREFORE in consideration

of the mutual

promises and covenants herein contained

and intending to be
legally bound hereby the parties hereto agree as follows:
1. Duties

Quaker Houghton agrees

to employ you

and you agree

to serve as

Quaker Houghton’s Chief Executive

Officer and
President.

You

shall perform all

duties consistent with

such position as

well as any

other duties that

are assigned to

you
from time

to

time by

Quaker Houghton’s

Board of

Directors. You

agree that

during the

term

of your

employment with
Quaker Houghton to devote your knowledge,

skill, and working time solely

and exclusively to the business

and interests of
Quaker Houghton and its subsidiaries.

2.

Compensation

Your

base salary

will be

determined from

time to

time by

the Quaker

Houghton Board of

Directors. In addition,
you will be entitled to

participate, to the extent

eligible, in any of Quaker

Houghton’s annual and long term incentive

plans,
retirement savings plan (401k plan),

and will be entitled to vacations,

paid holidays, and medical, dental,

and other benefits
as are

made generally

available by

Quaker Houghton

to its

full-time U.S.

employees.

During your

employment with

Quaker
Houghton,

your

salary

will

not

be

reduced

by

Quaker

Houghton

without

your

prior

written

consent.

Your

initial
compensation and benefits are outlined on Addendum 1, which is attached hereto and made a part hereof.

3.

Term

of Employment
.
Your

employment with

Quaker Houghton

may be

terminated on

ninety (90)

days' written

notice by

either party,
with or

without cause

or reason

whatsoever.

Within ninety

(90) days

after termination

of your

employment, you will

be
given an accounting

of all

monies due you.

Notwithstanding the

foregoing, Quaker Houghton

has the right

to terminate your
employment upon less than ninety (90) days’ notice for Cause (as defined below).

4.

Covenant Not to Disclose
a.

As Chief Executive Officer,

you acknowledge that the identity

of Quaker Houghton's (and any

of Quaker
Houghton's affiliates’)

customers, the

requirements of such

customers, pricing and

payment terms

quoted and charged

to
such customers,

the identity

of Quaker

Houghton's suppliers

and terms

of supply

(and the

suppliers and

related terms

of
supply of

any of

Quaker Houghton's

customers for

which chemical

and other

management services

are being

provided),
information

concerning the

method

and

conduct

of

Quaker

Houghton's

(and

any

affiliate’s)

business

such

as

formulae,
formulation

information,

application

technology,

manufacturing

information,

marketing

information,

strategic

and
marketing

plans,

financial

information,

financial

statements

(audited

and

unaudited),

budgets,

corporate

practices

and
procedures, research and

development efforts, and laboratory

test methods and all

of Quaker Houghton's (and

its affiliates’)
manuals,

documents,

notes,

letters,

records,

and

computer

programs

are

Quaker

Houghton's

confidential

information
("Confidential Information")

and are

Quaker Houghton’s (and/or

any of

its affiliates’, as

the case

may be)

sole and

exclusive
property.

You

agree that at no time during or following your employment with Quaker Houghton will you appropriate for your

own

use,

divulge

or

pass

on,

directly

or

through

any

other

individual

or

entity

or

to

any

third

party,

any

Quaker
Houghton

Confidential

Information.

Upon

termination

of

your

employment

with

Quaker

Houghton

and

prior

to

final
payment

of

all

monies

due

to

you

under

Section 2

or

at

any

other time

upon

Quaker Houghton's

request, you

agree

to
surrender immediately

to Quaker

Houghton any

and all

materials in

your possession

or control

which include

or contain
any Quaker Houghton Confidential Information.
b.

You

acknowledge that, by this

Section 4(b), you have been

notified in accordance with the

Defend Trade
Secrets Act that, notwithstanding the foregoing:
(i)
You

will not be

held criminally or civilly

liable under any federal

or state trade secret

law or this
Agreement for the disclosure

of Confidential Information that: (A)

you make (1) in

confidence to a federal, state,

or local
government

official,

either

directly

or

indirectly,

or

to

your

attorney;

and

(2)

solely

for

the

purpose

of

reporting

or
investigating a suspected

violation of law;

or (B) you

make in a

complaint or other

document that is

filed under seal

in a
lawsuit or other proceeding.
(ii)
If you file a lawsuit for retaliation by Quaker Houghton for reporting a suspected violation of law,
you may disclose Confidential Information

to your attorney and use the

Confidential Information in the court

proceeding if
you: (A)

file any

document containing

Confidential Information

under seal

and (B)

do not

disclose Confidential

Information,
except pursuant to court order.

c.

Additionally, Quaker Houghton confirms that nothing in this Agreement is intended to or shall prevent, impede or interfere with your right, without prior notice to Quaker Houghton,

to provide information to the government,
participate in any government investigations, file a court or administrative complaint, testify in proceedings regarding
Quaker Houghton’s past or future conduct, or engage in any future activities protected under any statute administered by
any government agency.
5.

Covenant Not to Compete
In consideration of

your position of

Chief Executive Officer

for Quaker Houghton

and the training

and Confidential
Information you are to receive

from Quaker Houghton,

you agree that during your

employment with Quaker Houghton

and
for a period of eighteen (18) months thereafter, regardless of the reason for your termination, you will not:
a.

directly or

indirectly,

together or

separately or

with any

third party,

whether as

an employee,

individual
proprietor, partner, stockholder, officer, director, or investor, or in a joint venture

or any other

capacity whatsoever, actively
engage in

business or

assist anyone

or any

firm in

business as a

manufacturer, seller,

or distributor of

specialty chemical
products which are the same, like, similar to, or which compete with Quaker Houghton’s (or any of its affiliates’) products or services; and

b.

directly or indirectly recruit, solicit or encourage any Quaker Houghton (or any of its affiliates’) employee
or otherwise induce

such employee to

leave Quaker Houghton’s (or

any of its

affiliates’) employ, or to

become an employee
or otherwise be associated with

you or any firm, corporation, business,

or other entity with which

you are or may become
associated; and

c.

solicit or induce any of Quaker Houghton's suppliers of products and/or services (or a supplier of products
and/or services of

a customer who

is being provided

or solicited for

the provision of

chemical management or

other services
by Quaker Houghton)

to terminate or alter its contractual relationship with Quaker

Houghton (and/or any such customer).
The parties

consider these

restrictions reasonable,

including the

period of

time during

which the

restrictions are
effective.

However,

if

any

restriction

or

the

period

of

time

specified

should

be

found

to

be

unreasonable

in

any

court
proceeding, then such restriction shall be modified or

the period of time shall be shortened as

is found to be reasonable so
that the foregoing covenant not to compete may be enforced.

You

agree that in the event of a breach or

threatened breach
by you of

the provisions of

the restrictive covenants

contained in Section

4 or in

this Section 5,

Quaker Houghton

will suffer
irreparable harm, and monetary

damages may not be

an adequate remedy.

Therefore, if any

breach occurs, or is

threatened,
in addition to all other remedies available to Quaker Houghton,

at law or in equity, Quaker Houghton shall be entitled as a
matter of

right to

specific performance

of the

covenants contained

herein by

way of

temporary or

permanent injunctive
relief.

In the event of any breach of

the restrictive covenant contained in

this Section 5, the term of the restrictive

covenant
shall be extended

by a period

of time equal

to that period

beginning on the

date such violation

commenced and

ending when
the activities constituting such violation cease.
6.

Contractual Restrictions

You

represent and warrant to Quaker Houghton that:

(a) there are no restrictions, agreements, or understandings to
which

you

are

a

party

that

would

prevent

or

make

unlawful

your

employment

with

Quaker

Houghton

and

(b)

your
employment by Quaker

Houghton shall

not constitute

a breach of

any contract,

agreement, or

understanding, oral

or written,
to which you

are a party

or by which

you are bound.

You further represent that you

will not use

any trade secret,

proprietary
or otherwise

confidential information

belonging to

a prior

employer or

other third

party in

connection with

your employment
with Quaker Houghton.
7.

Inventions
All improvements, modifications, formulations,

processes, discoveries or inventions

("Inventions"), whether or not
patentable, which

were originated,

conceived or

developed by

you solely

or jointly

with others

(a) during

your working
hours or at

Quaker Houghton’s

expense or at Quaker

Houghton's premises or at

a customer’s premises

or (b) during your
employment with

Quaker Houghton

and additionally

for

a period

of one

year thereafter,

and which

relate to

(i)

Quaker
Houghton’s business or (ii)

any research, products,

processes, devices,

or machines

under actual or

anticipated development
or investigation by Quaker Houghton at the earlier of (i) that time or (ii) as the date of termination of employment, shall be
Quaker Houghton’s

sole property.

You

shall promptly

disclose to

Quaker Houghton

all Inventions

that you

conceive or
become

aware

of

at

any

time

during

your

employment

with

Quaker

Houghton

and

shall

keep

complete,

accurate,

and
authentic notes, data and records of all Inventions and of

all work done by you solely or jointly with

others, in the manner
directed by

Quaker Houghton.

You

hereby transfer and

assign to

Quaker Houghton all

of your right,

title, and interest

in
and

to

any

and

all

Inventions

which

may

be

conceived

or

developed

by

you

solely

or

jointly

with

others

during

your
employment with Quaker Houghton.

You

shall assist Quaker Houghton in applying, obtaining, and

enforcing any United
States Letters Patent and Foreign Letters Patent on any such Inventions and to take such other actions as may be necessary
or

desirable

to

protect

Quaker

Houghton's

interests

therein.

Upon

request,

you

shall

execute

any

and

all

applications,
assignments,

or

other

documents

that

Quaker

Houghton

deems

necessary

and

desirable

for

such

purposes.

You

have
attached hereto

a list

of unpatented

inventions that

you have

made or

conceived prior

to your

employment with

Quaker
Houghton, and it is agreed that those inventions shall be excluded from the terms of this Agreement.
8. Termination
.

(a) Either party may terminate this Agreement per the terms of Section 3 hereof and Quaker Houghton, in its sole discretion, may terminate

your employment

at any time

for Cause (as

defined herein).

If you incur

a Separation
from Service (as defined

below) by decision and

action of Quaker Houghton

for any reason

other than Cause
or death Quaker Houghton agrees to:

1.

Provide you with reasonable

outplacement assistance, either by providing

the services in-kind, or
by reimbursing reasonable

expenses actually incurred

by you in connection

with your Separation

from Service.

The

outplacement

services

must

be

provided

during

the

one-year

period

following

your

Separation

from
Service.

If any expenses are to be reimbursed, you must request

the reimbursement within eighteen months of
your Separation from

Service and reimbursement

will be made

within 30 days

of the

receipt of your

request;
and
2.

Pay you a severance consisting

of 18 months of salary

and bonus at target paid biweekly

over such
eighteen months commencing on the

Payment Date (as defined below) and

continuing on Quaker Houghton's
normal payroll dates thereafter;

provided you sign a Release within 45 days of the later of the date you receive
the Release

or your

Separation from

Service. Continuation

of all

medical and

dental coverage’s

will also

be
available for 18 months at a level equal to the coverage provided before your Separation from Service.
(b)
If the Executive dies during

the Term

of Employment, the Company shall not

thereafter be obligated to make
any further payments under this

Agreement except for amounts

accrued as of the date

of the Executive’s death,
and except that the Company shall pay a death benefit equal to 100%

of base salary in effect on the day before
your death

and 50%

of base

salary in

each of

the four

years thereafter.

“Beneficiary” shall

mean the

person
designated by the Executive to

receive benefits under this Agreement in

a writing filed by the

Executive with
the Company’s human resources department before

the Executive’s death or, if the Executive fails

to designate
a beneficiary or the designated beneficiary predeceases the Executive, the Executive’s Beneficiary shall be his surviving spouse or, if the Executive has no surviving spouse, his estate.
“Separation from Service”

means your separation

from service with

Quaker Houghton and

its affiliates within

the
meaning of Treas. Reg. §1.409A-1(h) or any successor thereto.

“Cause”

means your

employment with

Quaker Houghton

has been

terminated by

reason of

(i) your

willful and
material breach of this Agreement (after having received notice thereof and a reasonable opportunity to cure or correct) or
the Company’s

policies, (ii)

dishonesty,

fraud, willful

malfeasance, gross

negligence, or

other gross

misconduct, in

each
case

relating

to

the

performance

of

your

duties

hereunder

which

is

materially

injurious

to

Quaker

Houghton,

or

(iii)
conviction of or plea of guilty or nolo contendere to a felony.
“Payment Date”

means (x) the 60th day after your Separation from Service

or (y) if you are a specified employee
(as defined

in

Treas.

Reg. §1.409A-1(i))

as of

the date

of your

Separation from

Service, and

the severance

described in
subsection (b) is

deferred compensation subject

to section

409A of the

Code, the

first business day

of the

seventh month
following the

month in

which your

Separation from

Service occurs.

If the

Payment Date

is described

in clause

(y), the
amount paid on

the Payment Date

shall include all

monthly installments that

would have been

paid earlier had

clause (y)
not been applicable, plus interest at the

Wall

Street Journal Prime Rate published in the

Wall

Street Journal on the date of
your Separation from Service (or the previous business day if such day is not a business day), for the

period from the date
payment would have been made had clause (y) not been applicable through the date payment is made.
“Release”

means

a

release

(in

a

form

satisfactory

to

Quaker

Houghton)

of

any

and

all

claims

against

Quaker
Houghton and all related parties

with respect to all matters arising

out of your employment with Quaker

Houghton, or the
termination thereof (other than for claims for any entitlements under the terms of this Agreement or any plans or programs of Quaker Houghton under which you

have accrued a benefit) that Quaker

Houghton provides to you no

later than ten days
after your Separation from Service.

If a release is not provided to

you within this time period, the

severance shall be paid
even if you do not sign a release.
9.

Indemnification
Quaker

Houghton

shall

defend

you

and

hold

you

harmless

to

the

fullest

extent

permitted

by

applicable

law

in
connection

with

any claim,

action,

suit, investigation

or

proceeding arising

out

of

or

relating to

performance by

you

of

services for, or actions of you

as a director, officer,

or employee of Quaker Houghton or any parent, subsidiary or affiliate of

Quaker Houghton,

or

of

any other

person or

enterprise at

Quaker Houghton’s

request.

Expenses incurred

by you

in
defending such a claim, action,

suit or investigation or

criminal proceeding shall be paid

by Quaker Houghton in

advance
of

the

final

disposition thereof

upon

the

receipt

by

the

Company

of

an

undertaking

by

or

on

your

behalf

to

repay

said
amounts unless it shall ultimately be determined that you are entitled to be indemnified hereunder; provided, however, that
this shall not apply to a nonderivative action commenced by Quaker Houghton against you.

10.

Governing Law.

The provisions of this Agreement shall be construed in accordance with the laws of the Commonwealth of
Pennsylvania without reference to principles of conflicts of laws.
11.

Miscellaneous
This Agreement

and the

Change in

Control Agreement

to which

you are

a party,

constitute the

entire integrated
agreement concerning

the subjects

covered herein.

In case

any provision

of

this Agreement

shall be

invalid, illegal,

or
otherwise unenforceable, the validity, legality,

and enforceability of the remaining provisions shall not thereby be affected or impaired.

You may not assign any of your rights or obligations under this Agreement without Quaker Houghton’s prior written consent.

Quaker Houghton may assign this Agreement in its discretion, including to any affiliate or upon a sale of assets

or

equity,

merger

or

other

corporate

transaction;

provided

that

Quaker

Houghton

obtains

the

assignee’s

written
commitment to honor the

terms and conditions contained herein.

This Agreement shall be

governed by,

and construed in
accordance with, the laws of the Commonwealth of

Pennsylvania without regard to any conflict of laws.

This Agreement
shall be binding upon

you, your heirs, executors,

and administrators and shall

inure to the benefit

of Quaker Houghton as
well as

its successors

and assigns.

In the

event of

any overlap

in the

restrictions contained

herein, including

Sections 4
and/or 5 above, with similar restrictions

contained in any other agreement, such

restrictions shall be read together so

as to
provide the broadest restriction possible.
IN WITNESS WHEREOF, the parties hereto have executed this Agreement the day and year first above written.
WITNESS: QUAKER CHEMICAL CORPORATION
DBA QUAKER HOUGHTON
/s/ Robert T. Traub /s/ Michael F. Barry
WITNESS:
/s/ Danielle R. Tometich /s/ Andrew E. Tometich
ANDREW TOMETICH

ADDENDUM 1
Base Salary:
Your

salary will be payable on a bi-weekly basis at the rate of

$30,769.23, which

is annualized

at $800,000.

You

will be

eligible for

your
next salary increase in 2023.
Annual and Long-
Term

Bonuses:
For your position, you are eligible to participate in the Annual Incentive Plan
(“AIP”) with

a target

award percentage for

2022 year of

100% of

your base
salary,

dependent

upon

Quaker

Houghton’s

financial

results

and

personal
objectives to be determined.
You will be eligible

to participate

in the 2022-2024

Long-Term Incentive Plan
(“LTIP”).

Your

award for the 2022-2024 performance period includes a mix
of

time-based

restricted

stock,

stock

options,

and

target

performance

stock
units (PSU’s)

,

such mix

to be

determined by

the Company’s

Compensation
and Human Resources

Committee.

The value, at

a target level, is

$1,680,000.

All incentive compensation

awards are made

at the Company’s discretion, are
subject to change, and

require the approval of the

Company’s Compensation
and Human Resources Committee.
Special One-time Grants:
You

will be provided a one-time cash payment

$550,000
to offset the annual
incentive

at

your

current

employment

and

in

lieu

of

any

potential

annual
incentive

earned

in

2021

at

Quaker

Houghton.

This

cash

payment

will

be
payable

in

the

first

quarter

of

2022

at

the

time

the

Quaker

Houghton

AIP
payments

are

made

to

AIP

participants

generally.

Such

cash

payment

is
subject to

a claw-back

and must

be repaid

to the

Company if

you terminate
your employment with Quaker Houghton for any reason

other than for cause
or if

a change

a control

occurs within

the first

two (2)

years of

your tenure
with Quaker Houghton.

You

will also

be provided a

one-time equity

award equaling

a cash

value at
time of grant of $1,750,000 in order to offset

the equity that will expire upon
your

accepting

employment

with

Quaker

Houghton.

Such

award

will

be
provided as

a mix

of 50%

time-based restricted

stock and

50% PSU’s.

The
time based

restricted stock

will vest

one year

from the

date of

grant, which
will

be

on

your

first

day

of

employment

with

Quaker

Houghton

(currently
anticipated

to

be

October

11,

2021).

However,

in

the

event

that

your
employment is

terminated for

any reason

(other than

cause) within

the first
twelve (12) months of your start date, then the

vesting date of the time based
restricted stock described

in this paragraph

will be accelerated

to the date

of
termination.

The grant

of 50%

PSUs will

also be

made on

your first

day of
employment

and

will

be

based

on

the

three

year

period starting

October

1,
2021 and ending September 30, 2024.

Relocation:
You

will receive, as

soon as administratively possible after

your start date, a
lump

sum

payment of

$150,000.00

to

cover

all

relocation

expenses,

which
will be

grossed up

for taxes.

If you

should voluntarily

leave Quaker

within

one year of

receipt of these

funds, all financial relocation

assistance must be
reimbursed to Quaker Houghton.
Financial Planning:
You

will be eligible to be reimbursed for up to $8,000 per calendar year for expenses incurred for financial planning and/or tax preparation.
Benefits:
Quaker Houghton

offers a Flexible

Benefits Program

that is

subject to change.

This gives you the opportunity to choose from

a variety of options creating a
customized benefits package.

The following benefits are currently

part of the
program.

In each

of these

areas, you

are offered

a range

of options

so you
may choose the ones that make the most sense for your personal situation.
●
Medical

●
Dental

● Life & AD&D Insurance
● Long-term Disability
● Health Care and Dependent Care Flexible Spending Accounts (FSAs)
● Retirement Savings Plan (401K)
●
The

Company

is

reviewing

a

non-qualified

deferred

compensation
(excess)

plan,

which

if

adopted

will

be

part

of

your

overall

benefits
package

Vacation

/ Holidays:
You

will be eligible for 25 PTO days per calendar year while you are working in the U.S. You will begin to accrue an additional 5 days of PTO per calendar year when you meet the next service level as defined in the
plan.

In addition, you will be eligible to be paid for regional holidays.

Unused vacation days will not roll over from year to year, unless applicable law requires otherwise.